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SILICON VALLEY GROUP, INC.
CONDENSED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

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
                                                         QUARTERS ENDED             FISCAL YEARS ENDED
                                                          SEPTEMBER 30,               SEPTEMBER 30,
                                                         --------------             ------------------
                                                           (UNAUDITED)
                                                     2000             1999           2000           1999
                                                     ----             ----           ----           ----
NET SALES                                          $239,904        $189,813       $842,309       $473,690
COST OF SALES                                       134,617         114,502        474,686        312,319
                                                    --------        --------       --------       -------
GROSS PROFIT                                        105,287          75,311        367,623        161,371
OPERATING EXPENSES:
Research, development and
   related engineering                               34,254          33,030        135,425         94,698
Marketing, general and
   administrative                                    47,676          41,533        166,027        109,819
Restructuring and related charges                        --            (506)            --           (506)
                                                    --------        --------       --------       -------
OPERATING INCOME (LOSS)                              23,357           1,254         66,171        (42,640)
INTEREST INCOME & OTHER, NET                          1,735           1,593          9,015          6,509
INTEREST EXPENSE                                       (309)           (443)        (2,028)        (1,305)
                                                    --------        --------       --------       -------
INCOME (LOSS) BEFORE INCOME TAXES                    24,783           2,404         73,158        (37,436)
PROVISION (BENEFIT) FOR INCOME TAXES                  8,922             769         26,337        (11,980)
                                                    --------        --------       --------       -------
NET INCOME (LOSS)                                  $ 15,861        $  1,635       $ 46,821       $(25,456)
                                                   =========       =========      =========      =========
NET INCOME (LOSS) PER SHARE - BASIC                $   0.47        $   0.05       $   1.39       $  (0.77)
                                                   =========       =========      =========      =========
SHARES USED IN PER SHARE COMPUTATIONS
   - BASIC                                           34,105          33,073         33,675         32,926
                                                   =========       =========      =========      =========
NET INCOME (LOSS) PER SHARE - DILUTED              $   0.43        $   0.05       $   1.31       $  (0.77)
                                                   =========       =========      =========      =========
SHARES USED IN PER SHARE COMPUTATIONS
   - DILUTED                                         36,627          34,288         35,870         32,926
                                                   =========       =========      =========      =========
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
CONDENSED BALANCE SHEETS
(IN THOUSANDS)                                    SEPTEMBER 30,   SEPTEMBER 30,
                                                     2000             1999
                                                  -------------   -------------
ASSETS
     Cash and temporary investments                $126,941        $142,246
     Accounts receivable                            218,936         153,981
     Inventories                                    287,594         200,769
     Other current / other assets                   258,901         257,777
                                                   --------        --------
TOTAL                                              $892,372        $754,773
                                                   ========        ========
LIABILITIES AND STOCKHOLDERS' EQUITY

     Current liabilities                           $232,018        $162,656
     Noncurrent liabilities                          35,161          34,580
     Stockholders' equity                           625,193         557,537
                                                   --------        --------
TOTAL                                              $892,372        $754,773
                                                   ========        ========
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